Exhibit 99.2

                                     FORM OF
                          NOTICE OF GUARANTEED DELIVERY

                      Burlington Resources Finance Company
       OFFER TO EXCHANGE ITS ISSUED AND OUTSTANDING 5.60% NOTES DUE 2006,

     6.50% NOTES DUE 2011 AND 7.40% NOTES DUE 2031 FULLY AND UNCONDITIONALLY
                    GUARANTEED BY BURLINGTON RESOURCES INC.
                          FOR ITS 5.60% NOTES DUE 2006,
             6.50% NOTES DUE 2011 AND 7.40% NOTES DUE 2031 FULLY AND
            UNCONDITIONALLY GUARANTEED BY BURLINGTON RESOURCES INC.
     WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                    PURSUANT TO THE PROSPECTUS, DATED , 2002

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2002,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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     As set forth in the Prospectus dated , 2002 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 5.60% Notes due 2006 (the "2006 Outstanding Notes"), 6.50% Notes due 2011 (the "2011 Outstanding Notes") and 7.40% Notes due 2031 (the "2031 Outstanding Notes," and together with the 2006 Outstanding Notes and the 2011 Outstanding Notes, the "Outstanding Notes"), of Burlington Resources Finance Company, an unlimited liability company organized under the laws of Nova Scotia, Canada (the "Company"), and fully and unconditionally guaranteed by Burlington Resources Inc., are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand, overnight courier, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                              The Exchange Agent is

                                                  CITIBANK, N.A.
   By Registered or Certified Mail:          By Hand after 4:30 p.m. or by           By Hand before 4:30 p.m.:
                                                  Overnight Courier:
            CITIBANK, N.A.                          CITIBANK, N.A.                         CITIBANK, N.A.

            Citibank, N.A.                          Citibank, N.A.                         Citibank, N.A.
           as Exchange Agent                       as Exchange Agent                     as Exchange Agent
      111 Wall Street, 15th Floor             111 Wall Street, 15th Floor           111 Wall Street, 15th Floor
          New York, NY 10005                      New York, NY 10005                     New York, NY 10005
  Attention: Agency & Trust Services      Attention: Agency & Trust Services     Attention: Agency & Trust Services

                                  By Facsimile:

                                 (212) 825-3483

                              Confirm by Telephone:
                                 (800) 422-2066

          Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not
                          constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company $__________ principal amount of 2006 Outstanding Notes, $__________ principal amount of 2011 Outstanding Notes and/or $__________ principal amount of 2031 Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

  Certificate Numbers of Outstanding Notes
               (if available)                    Maturity of Outstanding Notes        Principal Amount Tendered
-----------------------------------------------------------------------------------------------------------------

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

     If Outstanding Notes will be tendered by book-entry transfer to The Depositary Trust Company (the "DTC"), provide account number (as applicable).

     2006 Outstanding Notes        Account No.
                                              ----------------------------------
     2011 Outstanding Notes        Account No.
                                              ----------------------------------
     2031 Outstanding Notes        Account No.
                                              ----------------------------------

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and Citibank, N.A., as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

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                                    SIGN HERE


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          Signature(s) of Registered Holder(s) or Authorized Signatory


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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

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                                     Address

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                                    Zip Code

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                         Area code and Telephone Number
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Dated:                                                                 ,  2002
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


                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Letter of Transmittal) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the Expiration Date.



----------------------------------    ------------------------------------------
           Name of Firm                                   Title


----------------------------------    ------------------------------------------
       Authorized Signature                    Name (Please Type or Print)

                                       Dated:___________________________________
----------------------------------                               , 2002
              Address


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  Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.